Long-Term Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-Term Debt
8.	Long-Term Debt

	December 31, 2015 $	December 31, 2014 $

Revolving Credit Facilities	1,500,848	1,766,824
Senior Notes (8.5%) due January 15, 2020	592,657	392,657
Norwegian Kroner-denominated Bonds due through May 2020	621,957	697,798
U.S. Dollar-denominated Term Loans due through 2028	4,020,665	3,103,255
U.S. Dollar Bonds due through 2024	502,449	496,098
Euro-denominated Term Loans due through 2023	241,798	284,993

Total principal	7,480,374	6,741,625
Unamortized discount and debt issuance costs	(96,288)	(89,649)

Total debt	7,384,086	6,651,976
Less current portion	(1,106,104)	(652,645)

Long-term portion	6,277,982	5,999,331

As of December 31, 2015, the Company had 12 revolving credit facilities (or the Revolvers) available, which, as at such date, provided for aggregate borrowings of up to $1.7 billion, of which $0.2 billion was undrawn. Interest payments are based on LIBOR plus margins; at December 31, 2015 and December 31, 2014, the margins ranged between 0.45% and 3.95%. At December 31, 2015 and December 31, 2014, the three-month LIBOR was 0.61% and 0.26%, respectively. The aggregate amount available under the Revolvers is scheduled to decrease by $662.7 million (2016), $512.6 million (2017), $460.5 million (2018) and $47.4 million (2019). The Revolvers are collateralized by first-priority mortgages granted on 44 of the Company’s vessels, together with other related security, and include a guarantee from Teekay or its subsidiaries for all outstanding amounts. Included in other security are 38.2 million common units in Teekay Offshore, 25.2 million common units in Teekay LNG and 16.8 million Class A common shares in Teekay Tankers which secure a $300 million credit facility.

Teekay’s $300 million revolving credit facility is secured by common units of Teekay Offshore and Teekay LNG that are owned by Teekay. On October 5, 2015, Teekay amended the existing equity margin revolving credit facility to pledge additional common units of Teekay Offshore owned by Teekay and shares of Class A common stock of Teekay Tankers owned by Teekay and modify the required loan to value ratio. If, as a result of a decline in the aggregate market value of the pledged securities, the outstanding balance of the loans exceeds the loan-to-value ratio, the Company must prepay amounts under the facility. In December 2015, Teekay finalized with its lenders another amendment to decrease the maximum amount available under the existing equity margin revolving credit facility by $200 million to a $300 million credit facility and to include loan-to-value thresholds. As of December 31, 2015, based on the loan-to-value thresholds, there was $41.7 million credit available under this facility, of which $28.2 million was drawn and $13.5 million was undrawn.

The Company’s 8.5% senior unsecured notes are due January 15, 2020 with an original principal amount of $450 million (or the Original Notes). The Original Notes issued on January 27, 2010 were sold at a price equal to 99.181% of par. In November 2015, the Company issued an aggregate principal amount of $200 million of the Company’s 8.5% senior unsecured notes due on January 15, 2020 (or the Notes) at 99.01% of face value, plus accrued interest from July 15, 2015. The Notes are an additional issuance of the Company’s Original Notes (cumulatively referred to as the 8.5% Notes). The Notes will be issued under the same indenture governing the Original Notes, but will not be fungible with the Original Notes unless and until such time as the Notes are exchanged for additional Original Notes pursuant to the terms of a registration rights agreement. The discount on the 8.5% Notes is accreted through the maturity date of the notes using the effective interest rate of 8.67% per year.

The Company capitalized issuance costs of $13.3 million which will be amortized to interest expense over the term of the 8.5% Notes. As of December 31, 2015, the unamortized balance of the capitalized issuance cost was $7.4 million, which is recorded in long-term debt in the consolidated balance sheet. The 8.5% Notes rank equally in right of payment with all of Teekay’s existing and future senior unsecured debt and senior to any future subordinated debt of Teekay. The 8.5% Notes are not guaranteed by any of Teekay’s subsidiaries and effectively rank behind all existing and future secured debt of Teekay and other liabilities of its subsidiaries.

The Company may redeem the 8.5% Notes in whole or in part at any time before their maturity date at a redemption price equal to the greater of (i) 100% of the principal amount of the 8.5% Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 8.5% Notes to be redeemed (excluding accrued interest), discounted to the redemption date on a semi-annual basis, at the treasury yield plus 50 basis points, plus accrued and unpaid interest to the redemption date. During 2014, the Company repurchased the principal amount of $57.3 million of the 8.5% Notes at a premium of $7.7 million and such amount is reflected in other income in the Company’s consolidated statements of income.

Prior to 2015, Teekay Offshore, Teekay LNG and Teekay issued in the Norwegian bond market a total of NOK 5.2 billion of senior unsecured bonds that mature through January 2019. Senior unsecured bonds in an aggregate principal amount of NOK 700 million matured in October 2015. As at December 31, 2015, the total carrying amount of the remaining NOK 4.5 billion senior unsecured bonds was $508.9 million. The bonds are listed on the Oslo Stock Exchange. The interest payments on the bonds are based on NIBOR plus a margin, which ranges from 4.00% to 5.75%. The Company entered into cross currency rate swaps to swap all interest and principal payments of the bonds into U.S. Dollars, with the interest payments fixed at rates ranging from 4.94% to 7.49%, and the transfer of principal fixed at $771.8 million upon maturity in exchange for NOK 4.5 billion (see Note 15).

In May 2015, Teekay LNG issued in the Norwegian bond market NOK 1,000 million in senior unsecured bonds that mature in May 2020. As of December 31, 2015, the carrying amount of the bonds was $113.1 million. The interest payments on the bonds are based on NIBOR plus a margin of 3.70%. Teekay LNG entered into a cross currency swap to swap all interest and principal payments into U.S. Dollars, with the interest payments fixed at a rate of 5.92%, and the transfer of the principal amount fixed at $134.0 million upon maturity in exchange for NOK 1,000 million (see Note 15). The net proceeds from the bond offering were used for general partnership purposes. The bonds are listed on the Oslo Stock Exchange.

As of December 31, 2015, the Company had 26 U.S. Dollar-denominated term loans outstanding, which totaled $4.0 billion in aggregate principal amount (December 31, 2014 – $3.1 billion). Certain of the term loans with a total outstanding principal balance of $48.6 million as at December 31, 2015 (December 31, 2014 – $37.8 million) bear interest at a weighted-average fixed rate of 4.0% (December 31, 2014 – 4.8%). Interest payments on the remaining term loans are based on LIBOR plus a margin. At December 31, 2015 and December 31, 2014, the margins ranged between 0.3% and 3.25%. At December 31, 2015 and December 31, 2014, the three-month LIBOR was 0.61% and 0.26%, respectively. The term loan payments are made in quarterly or semi-annual payments commencing three or six months after delivery of each newbuilding vessel financed thereby, and 23 of the term loans have balloon or bullet repayments due at maturity. The term loans are collateralized by first-priority mortgages on 67 (December 31, 2014 – 34) of the Company’s vessels, together with certain other security. In addition, at December 31, 2015, all but $64.6 million (December 31, 2014 – $79.3 million) of the outstanding term loans were guaranteed by Teekay or its subsidiaries.

During May 2014, Teekay Offshore issued $300 million in five-year senior unsecured bonds that mature in July 2019 in the U.S. bond market. As of December 31, 2015, the carrying amount of the bonds was $300.0 million. The bonds are listed on the New York Stock Exchange. The interest payments on the bonds are fixed at a rate of 6.0%.

In September 2013 and November 2013, Teekay Offshore issued $174.2 million of ten-year senior bonds that mature in December 2023 and that were issued in a U.S. private placement to finance the Bossa Nova Spirit and the Sertanejo Spirit shuttle tankers. The bonds accrue interest at a fixed combined rate of 4.96%. The bonds are collateralized by first-priority mortgages on the two vessels to which the bonds relate, together with other related security. Teekay Offshore makes semi-annual repayments on the bonds and as of December 31, 2015, the carrying amount of the bonds was $155.3 million.

In February 2015, Teekay Offshore issued $30.0 million in senior bonds that mature in June 2024 in a U.S. private placement. As of December 31, 2015, the carrying amount of the bonds was $27.1 million. The interest payments on the bonds are fixed at a rate of 4.27%. The bonds are collateralized by a first-priority mortgage on the Dampier Spirit FSO unit to which the bonds relate, together with other related security and are guaranteed by two subsidiaries of Teekay Offshore.

In August 2014, Teekay Offshore assumed Logitel’s obligations under a bond agreement from Sevan as part of the acquisition (see note 3d). The bonds are retractable at par at any time by Teekay Offshore. As of December 31, 2015, the outstanding amount of the bonds was $20.0 million with a carrying value of $18.8 million and the bonds are guaranteed by Teekay Offshore.

Teekay LNG has two Euro-denominated term loans outstanding, which, as at December 31, 2015, totaled 222.7 million Euros ($241.8 million) (December 31, 2014 – 235.6 million Euros ($285.0 million)). Teekay LNG is repaying the loans with funds generated by two Euro-denominated, long-term time-charter contracts. Interest payments on the loans are based on EURIBOR plus a margin. At December 31, 2015 and December 31, 2014, the margins ranged between 0.6% and 2.25% and the one-month EURIBOR at December 31, 2015 was (0.21%) (December 31, 2014 – 0.02%). The Euro-denominated term loans reduce in monthly payments with varying maturities through 2023, are collateralized by first-priority mortgages on two of Teekay LNG’s vessels, together with certain other security, and are guaranteed by Teekay LNG and one of its subsidiaries.

Both Euro-denominated term loans and NOK-denominated bonds are revalued at the end of each period using the then-prevailing U.S. Dollar exchange rate. Due primarily to the revaluation of the Company’s NOK-denominated bonds, the Company’s Euro-denominated term loans, capital leases and restricted cash, and the change in the valuation of the Company’s cross currency swaps, the Company recognized foreign exchange loss of $2.2 million (2014 – $13.4 million gain, 2013 – $13.3 million loss).

The weighted-average effective interest rate on the Company’s aggregate long-term debt as at December 31, 2015 was 3.4% (December 31, 2014 – 3.2%). This rate does not include the effect of the Company’s interest rate swap agreements (see Note 15).

In January 2016, Teekay Tankers entered into a new $894.4 million long-term debt facility, consisting of both a term loan and a revolving credit facility, which is scheduled to mature in January 2021, of which $845.8 million was used to repay Teekay Tankers’ two bridge loan facilities which matured in late January 2016 and Teekay Tankers’ main corporate revolving credit facility which was scheduled to mature in 2017.

The aggregate annual long-term debt principal repayments required to be made by the Company subsequent to December 31, 2015, including the impact of Teekay Tankers' debt refinancing completed in January 2016, are $1.1 billion (2016), $1.1 billion (2017), $1.6 billion (2018), $0.9 billion (2019), $1.1 billion (2020) and $1.7 billion (thereafter).

Among other matters, the Company’s long-term debt agreements generally provide for maintenance of minimum consolidated financial covenants and 11 loan agreements require the maintenance of vessel market value to loan ratios. As at December 31, 2015, these ratios ranged from 126.5% to 1,076.8% compared to their minimum required ratios of 105% to 135%. The vessel values used in these ratios are the appraised values prepared by the Company based on second hand sale and purchase market data. Changes in the conventional tanker, FPSO, shuttle tanker, towage and UMS market and a weakening of the LNG/LPG carrier market could negatively affect the Company’s compliance with these ratios. Certain loan agreements require that a minimum level of free cash be maintained and as at December 31, 2015 and December 31, 2014, this amount was $100.0 million. Most of the loan agreements also require that the Company maintain an aggregate minimum level of free liquidity and undrawn revolving credit lines with at least six months to maturity, in amounts ranging from 5% to 7.5% of total debt. As at December 31, 2015, this aggregate amount was $410.5 million (December 31, 2014- $368.1 million). As at December 31, 2015, the Company was in compliance with all covenants under its credit facilities and other long-term debt.